Kite Realty Group Trust
NAREIT - June 2009

Exhibit 99.1

COMPANY STRATEGY

Geographically diverse asset base

Property type more resilient in current economic environment

Diverse, high credit quality and value-oriented tenants

Young portfolio with strong demographics

Experienced executive management team with considerable insider share ownership

Emphasis on internal growth and continual operational efficiency improvement

Preserving liquidity and maintaining a strong balance sheet

Measured development spending

Southeast
34%
South
14%
Other
6%
Midwest
46%

KRG
NYSE

GEOGRAPHICALLY DIVERSE

(1)         Includes Projected Total GLA for properties in the Current Development Pipeline and Redevelopment Pipeline. Total GLA includes owned GLA, square footage attributable to non-owned outlot structures on land that the Company owns and non-owned anchor space that currently exists or is under construction.

Projected Total GLA Including Pipelines (1)

KRG is a full-service, vertically integrated firm with a geographically diversified portfolio of 55 operating properties and 9 properties under development or redevelopment with approximately 9.7 million square feet of total GLA

Information as of March 31, 2009

Grocery Component
44%
Unanchored
12%
Commercial, 5%
Community and
Power Centers
39%

KRG
NYSE

Consumer Behavior

            Nationwide consumption levels have declined, but a portion of the consumer’s behavior is driven by necessity.  Grocery-anchored centers and value-oriented centers anchored by retailers such as Target and Wal-Mart will continue to create traffic

PROPERTY ALLOCATION

(1)

Includes Projected Total GLA for properties in the Current Development/Redevelopment Pipeline. Total GLA includes owned GLA, square footage attributable to non-owned outlot structures on land that the Company owns, and non-owned anchor space that currently exists or is under construction.

Property Type Allocation by Projected Total GLA (1)

Information as of March 31, 2009

DIVERSE TENANT BASE

(1)

Annualized base rent represents the monthly contractual rent for March 2009 for each applicable tenant multiplied by 12.

(2)

S&P credit ratings for parent company as of 6/1/2009.

Largest single retail tenant comprises only 3.6% of total annualized base rent

Top 10 retail tenants account for only 22.9% of total annualized base rent

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Information as of March 31, 2009

Number

% of

% of Portfolio

Of

Owned

Annualized

S&P

Tenant

Locations

GLA

Base Rent

(1)

Credit Rating

(2)

1

Lowe's Home Improvement

3

2.3%

3.6%

A+

2

Publix

6

5.1%

3.3%

n/a

3

PetSmart

6

2.6%

2.9%

BB

4

Marsh Supermarkets

2

2.2%

2.3%

n/a

5

Bed Bath & Beyond

5

2.4%

2.2%

BBB

6

Office Depot

5

2.3%

1.9%

B

7

Staples

4

1.6%

1.7%

BBB

8

Dick's Sporting Goods

2

2.2%

1.7%

n/a

9

Ross Stores

4

2.1%

1.7%

BBB

10

HEB Grocery

1

1.9%

1.6%

n/a

Total

24.7%

22.9%

Top 10 Retail Tenants

STRONG DEMOGRAPHICS

Source: Applied Geographic Solutions.

Portfolio is positioned for potential rental rate increases at lease expirations

High quality assets with an average age of only seven years

Roughly half of the current portfolio was developed by KRG

Portfolio benefits from 100% non-owned anchor occupancy

Strong household incomes surrounding operating portfolio and development pipelines

Portfolio Demographics Comparison

Operating Portfolio vs. Development Pipelines

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Operating Portfolio

3 Mile

5 Mile

Development Pipeline

3 Mile

5 Mile

2008 Est. Population

48,103

117,409

2008 Est. Population

59,392

156,359

2013 Est. Population

53,753

130,218

2013 Est. Population

64,039

169,358

Projected Annual Growth

2.3%

2.2%

Projected Annual Growth

1.6%

1.7%

Average HH Income

$82,057

$81,456

Average HH Income

$85,852

$86,284

Radius

Radius

▪

18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
4.9%
9.8%
9.9%
10.9%
9.0%
9.8%
9.2%
4.5%
8.5%
6.9%
16.7%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Thereafter

KRG
NYSE

WELL-STAGGERED LEASE EXPIRATIONS

(1)

Lease expirations of operating portfolio and excludes option periods, month to month tenants and ground leases. Annualized base rent represents the monthly contractual rent for March 2009 for each applicable property multiplied by 12.

No more than 10.9% of total annualized rent is expected to roll over in any one year

Percentage of Lease Expiration by Total Annualized Base Rent (1)

Information as of March 31, 2009

MANAGING LEVERAGE

Equity offerings in October 2008 and May 2009

Average price of $4.24 per share

Net proceeds totaling approximately $136 million

Improved capital structure and enhanced liquidity

Paid down unsecured credit facility with a portion of offering proceeds

Current cash and available credit totaling approximately $120 million

Remaining excess proceeds will be used to repay 2009 & 2010 indebtedness and fund future capital needs

Approximately $39 million in remaining 2009 maturities including lender commitments

Mitigated interest rate exposure

Approximately 75% of total debt is fixed rate

Conservative Debt to Gross Assets

Approximately 51% post offering

MANAGING DEBT MATURITIES

Extended or refinanced nearly $200 million in maturing debt since Q3 2008

Only $48 million of CMBS debt maturing through 2011

(1)

Maturities also include annual principal amortization.

(2)

Includes effects of loan closings and commitments that occurred subsequent to March 31, 2009 as well as the Company’s equity offering in May 2009.

(3)

Amount due in 2012 includes the outstanding balance on our unsecured revolving credit facility, and assumes exercise of available extension option.

Events

As of

% of

As of

% of

Subsequent to

% of

9/30/2008

(

1)

Total

3/31/2009

(

1)

Total

3/31/2009

(1)(2)

Total

2008

$18,740

3%

$0

0%

$0

0%

2009

$214,508

28%

$76,845

11%

$41,315

6%

2010

$13,470

2%

$67,144

9%

$91,511

13%

2011

$81,327

11%

$163,464

23%

$155,064

22%

2012

(3)

$187,588

25%

$166,905

23%

$182,305

25%

2013

$13,016

2%

$7,584

1%

$7,584

1%

2014

$27,237

4%

$35,637

5%

$39,800

5%

2015

$41,259

5%

$41,259

5%

$41,259

5%

Thereafter

$160,183

21%

$160,183

22%

$160,183

22%

Total Maturities

$757,328

100%

$719,021

99%

$719,021

100%

MANAGING DEVELOPMENT COSTS

Current Development Pipeline (Dollars in thousands)

Total Estimated Project Costs:                             $91,200

Cost Incurred as of 3/31/09:                                      $60,323

Remaining Cost to be Spent:                                  $30,877  -  To be funded by existing construction loans

Visible Shadow Pipeline (Dollars in thousands)

KRG Share of Total Costs as of 12/31/08:                             $293,800

KRG Share of Total Costs as of 3/31/09:                                 $184,400

Estimated Cost Reduction:                                                                      $109,400

Focus on ground leases or land sales to transfer vertical construction costs to end users

Phased development aligns project scope with market conditions

Negotiated removal of residential and parking garage components of Delray Marketplace

Reflects the Company’s share of Parkside Town Commons at 20% upon commencement of construction

DISCLAIMER

       This presentation may include certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts and statements identified by words such as “expects, “anticipates,” “intends,” “plans,”
“believes,” “seeks,” “estimates” or words of similar meaning. These statements are based on our current beliefs or expectations and are inherently subject to significant uncertainties and changes in circumstances, many of which are beyond our control.
Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory risk factors.
Information concerning risk factors that could affect Kite Realty Group Trust’s actual results is contained in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its 2008 Annual Report on Form 10-K and its quarterly reports on Form 10-Q. Kite Realty Group Trust does not undertake any obligation to update any forward-looking statements contained in this document, as a result of new information, future events or otherwise.

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